EXHIBIT 5

                             JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

            (i) Each of them agrees that the Amendment No. 3 to Schedule 13D to which this Agreement is attached as an exhibit is filed on behalf of each of them.

            (ii) Each of them is responsible for the timely filing of such Amendment No. 3 to Schedule 13D and any further amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.


                                          Dated: July 13, 2004

                                          Wendell H. Murphy

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Harry D. Murphy

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Joyce Murphy Minchew

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Wendell H. Murphy, Jr.

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Wendy Murphy Crumpler

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

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                                          Stratton K. Murphy

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Marc D. Murphy

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact

                                          Angela Norman Brown

                                          /s/ Mark Roberts
                                          ------------------------------
                                          Mark Roberts
                                          Attorney-in-Fact